                                                                   Exhibit 10.27

              FORM OF AMENDED AND RESTATED STOCK OPTION AGREEMENT

          This Amended and Restated Stock Option Agreement (this "Agreement") is
                                                                  ---------
made and entered into as of August 4, 1997 ("Date of Grant"), by and between
                                             -------------
Metro-Goldwyn-Mayer Inc., a Delaware corporation formerly known as P&F Acquisition Corp. (the "Company") and Celsus Financial Corp., a Delaware
                        -------
corporation ("Optionee"), and amends and supersedes that certain Stock Option
              --------
Agreement, dated as of October 10, 1996, by and among the Company and the Optionee (the "Original Stock Option Agreement").
               -------------------------------

          THE SECURITIES REPRESENTED BY THIS AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THAT ACT OR THE COMPANY SHALL HAVE RECEIVED AN OPINION OF COUNSEL (WHICH COUNSEL AND OPINION SHALL BE SATISFACTORY TO THE COMPANY'S COUNSEL) THAT REGISTRATION OF SUCH SECURITIES UNDER THAT ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

          WHEREAS, Optionee provided certain services in connection with the formation of the Company and the acquisition by the Company of the outstanding stock of Metro-Goldwyn-Mayer Studios Inc., a Delaware corporation formerly known as Metro-Goldwyn-Mayer Inc. ("MGM Studios");
                              -----------

          WHEREAS, as consideration for such services, the Company granted to Optionee, and desires to restate the grant to Optionee of, an option to purchase shares of the Common Stock, par value $.01 per share, of the Company ("Common
                                                                       ------
Shares");
------

          WHEREAS, the parties hereto have agreed to enter into this Agreement for the purpose of amending and restating in its entirety the provisions of the Original Stock Option Agreement as provided herein.

          NOW, THEREFORE, in consideration of the foregoing recitals and the covenants set forth herein, the parties hereto hereby agree as follows:

          1.   CERTAIN DEFINITIONS.  Terms not otherwise defined elsewhere in
               -------------------
this Agreement shall be as defined below:

          1.1  "Investors Shareholder Agreement" means that certain Amended and
                -------------------------------
Restated Investors Shareholder Agreement dated as of August 4, 1997, by and among the Company, MGM Studios, Tracinda Corporation ("Tracinda"), Seven Network
                                                       --------
Limited ("Seven") and Mr. Frank G. Mancuso.
          -----

          2.   GRANT OF OPTION; CERTAIN TERMS AND CONDITIONS.  The Company
               ---------------------------------------------
hereby grants to Optionee, and Optionee hereby accepts, as of the Date of Grant, an option to purchase 3,750 Common Shares (the "Option") at a price per share
                                                ------
equal to $267.00 (the "Exercise Price"),
                       --------------
subject to adjustment as provided in Section 5 of this Agreement. The Option shall expire at 5:00 p.m., Pacific Standard (or Daylight Savings, if applicable) Time, on October 10, 2002 (the "Option Expiration Date"), and shall be subject
                                ----------------------
to all of the terms and conditions set forth in this Agreement.

          3.   EXERCISABILITY OF OPTION.  The Option shall become exercisable in
               ------------------------
whole or in part at any time on or after October 10, 1997.

          4.   EXERCISE OF OPTION.  Optionee may exercise the Option by the
               ------------------
delivery to the Company of a written notice of such exercise (the "Exercise
                                                                   --------
Notice"), which Exercise Notice shall specify the number of Common Shares to be
------
purchased pursuant to such Exercise Notice (the "Exercised Shares") and the
                                                 ----------------
aggregate Exercise Price for such Exercised Shares, together with payment in full of such aggregate Exercise Price in cash or by check payable to the Company.

          5.   ADJUSTMENTS.  The number of Common Shares to be issued pursuant
               -----------
to the Option and the Exercise Price thereof shall be adjusted from time to time as follows:

          (a) If the Company shall at any time or from time to time declare or pay a dividend, or make a distribution, on the outstanding Common Shares in shares of capital stock of the Company or subdivide the outstanding Common Shares into a greater number of Common Shares, or combine the outstanding Common Shares into a smaller number of Common Shares, or issue by reclassification of its Common Shares any shares of its capital stock, then, in each such case:

                    (i) the number of Common Shares for which the Option is exercisable shall be adjusted so that the Optionee shall be entitled to receive, upon exercise thereof, the number of shares of capital stock of the Company that the Optionee would have been entitled to receive after the happening of any of the events described above had the Option been exercised in full immediately prior to the happening of such event or the record date thereof, whichever is earlier; and

                    (ii) an adjustment made pursuant to this Section 5(a) shall become effective for purposes of subclause (i) of this Section 5(a), (A) in the case of any such dividend or distribution, immediately after the close of business on the record date for the determination of holders of Common Shares entitled to receive such dividend or distribution, or (B) in the case of any subdivision, combination or reclassification, at the close of business on the day upon which such corporate action becomes effective.

          (b) If at any time or from time to time the Company shall declare, order, pay or make, in respect of its capital stock, a dividend or other distribution (including, without limitation, any cash dividend, distribution of stock or other securities or property or rights, options or warrants to subscribe for securities of the Company or any of its subsidiaries, but excluding capital stock of the Company the issuance of which is subject to Section 5(a)), then, and in each such case, the Optionee shall be entitled to receive, upon the exercise thereof, for each Common Share issuable upon the exercise thereof, such additional stock or other securities or property, cash, rights, options or warrants to subscribe for securities of the Company or any of its subsidiaries per Common Share as if such Common Share had been issued prior to the record date for such dividend or distribution. An adjustment made pursuant to this Section 5(b) shall become effective immediately after the close of business on the record date fixed for the determination of stockholders entitled to receive such dividend or distribution. The provisions of this Section 5(b) shall not apply to payment of regular quarterly cash dividends on Common Shares after October 1, 2001.

          (c) In the event of any adjustment provided for in this Section 5 in the number of Common Shares to be issued pursuant to the Option, the Exercise Price payable upon exercise of the Option shall be adjusted such that the adjustment to the Exercise Price payable upon the exercise of the Option shall be inversely proportionate to the adjustment in the number of Common Shares to be issued pursuant to the Option.

          (d) The number of Common Shares into which the Option is exercisable and the Exercise Price, in each case adjusted as herein provided, shall remain in effect until further adjustment as required herein.

          6.   NOTICES.  All notices and other communications required or
               -------
permitted to be given pursuant to this Agreement shall be in writing and shall be deemed given if delivered personally or five days after mailing by certified or registered mail, postage prepaid, return receipt requested, addressed as follows:

          If to the Company, to:

               Metro-Goldwyn-Mayer Inc.
               2500 Broadway Street
               Santa Monica, CA  90404
               Attention:  Chief Executive and Financial Officers

          If to Optionee, to:

               Celsus Financial Corp.
               c/o KPMG Peat Marwick
               1201 Market Street, Suite 1400
               Wilmington, Delaware  19801
               Attention:  Bob Bush

          with a copy to:

               Culmen Group, L.P.
               201 Main Street, Suite 1955
               Fort Worth, Texas  76207
               Attention:  Michael R. Gleason
or at such other address as either shall specify by written notice so given, and such notice shall be deemed to have been delivered as of the date so telecommunicated, personally delivered or mailed.

          7.   NONTRANSFERABILITY.  Neither the Option nor any interest therein
               ------------------
may be sold, assigned, conveyed, gifted, pledged, hypothecated or otherwise transferred in any manner.

          8.   STOCKHOLDER RIGHTS.  Optionee shall not be entitled to vote,
               ------------------
receive dividends or be deemed for any purpose the holder of any Common Shares (or any other securities issuable upon the exercise of the Option) until the Option shall have been duly exercised, either in whole or in part, to purchase Common Shares in accordance with the provisions of this Agreement.

          9.   OTHER AGREEMENTS.  Optionee and the Company hereby acknowledge
               ----------------
that all Common Shares of the Company are subject to and entitled to the benefits of (i) that certain Amended and Restated Shareholders Agreement dated as of August 4, 1997 (the "Shareholders Agreement") by and among the Company,
                           ----------------------
MGM Studios, Tracinda, Seven, Mr. Frank G. Mancuso and certain other persons and
(ii) the Investors Shareholder Agreement.

          10.  OPTION AND SHARES ISSUABLE UPON EXERCISE NOT REGISTERED.
               -------------------------------------------------------
Optionee, by accepting the Option, acknowledges that the Option is not, and the Common Shares and other securities issuable upon exercise thereof may not be, registered under the Securities Act of 1933 (the "Securities Act"), and represents that it has acquired the Option for its own account and not with a present view to, or in connection with, any distribution thereof in violation of the Securities Act. Unless and until registered under the Securities Act, each stock certificate representing the Common Shares and other securities purchased upon exercise of the Option shall be stamped or otherwise imprinted with the following legends:

          "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY BE OFFERED OR SOLD ONLY IF REGISTERED UNDER THE SECURITIES ACT OF 1933 OR IF AN EXEMPTION FROM REGISTRATION IS AVAILABLE. THESE SHARES ARE SUBJECT TO CERTAIN LIMITATIONS ON TRANSFER AND CERTAIN OTHER MATTERS SET FORTH IN AN AGREEMENT DATED AS OF AUGUST 4, 1997 BY AND AMONG SEVEN NETWORK LIMITED, TRACINDA CORPORATION, METRO-GOLDWYN-MAYER STUDIOS INC., METRO-GOLDWYN-MAYER INC., MR. FRANK G. MANCUSO, AND CERTAIN OTHER PERSONS (THE "AGREEMENT"). A COPY OF THE AGREEMENT IS ON FILE WITH THE SECRETARY OF METRO-GOLDWYN-MAYER INC."

          "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY BE OFFERED OR SOLD ONLY IF REGISTERED UNDER THE SECURITIES ACT OF 1933 OR IF AN EXEMPTION FROM REGISTRATION IS AVAILABLE. THESE SHARES ARE SUBJECT TO CERTAIN LIMITATIONS ON SALE, TRANSFER OR OTHER DISPOSITION AND

          CERTAIN AGREEMENTS WITH RESPECT TO VOTING SET FORTH IN AN AMENDED AND RESTATED INVESTORS SHAREHOLDER AGREEMENT DATED AS OF AUGUST 4, 1997 BY AND AMONG SEVEN NETWORK LIMITED, TRACINDA CORPORATION, METRO-GOLDWYN-MAYER STUDIOS INC., METRO-GOLDWYN-MAYER INC. AND MR. FRANK G. MANCUSO (THE "AGREEMENT"). A COPY OF THE AGREEMENT IS ON FILE WITH THE SECRETARY OF METRO-GOLDWYN-MAYER INC.

          11.  GOVERNING LAW.  This Agreement and the Option granted hereunder
               -------------
shall be governed by and construed and enforced in accordance with the laws of the State of Delaware.

          12.  EFFECTIVE DATE.  This Agreement shall become effective at the
               --------------
time of the execution hereof.

          13.  TERMINATION OF ORIGINAL STOCK OPTION AGREEMENT.  Optionee and the
               ----------------------------------------------
Company hereby mutually agree that, effective as of the execution hereof, the Original Stock Option Agreement shall terminate and be of no further force or effect, and neither of them shall have any further rights, duties or obligations thereunder from and after the effective date of such termination. Until such time as this Agreement is executed, the Original Stock Option Agreement shall remain in full force and effect and shall be unaffected hereby.

          IN WITNESS WHEREOF, the Company and Optionee have duly executed this Agreement as of the Date of Grant.

                              METRO-GOLDWYN-MAYER INC.

                              By:     _____________________________
                              Title:  _____________________________

                              CELSUS FINANCIAL CORP.

                              By:     _____________________________
                              Title:  _____________________________